                             LETTER OF TRANSMITTAL

                            Offer for all Outstanding
            Privately Placed 10 1/2% Senior Subordinated Notes Due 2006
                                 in Exchange for
               10 1/2% Series B Senior Subordinated Notes Due 2006
                                        of
                                ASTOR CORPORATION


             THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                      TIME, ON______________, 1997, UNLESS EXTENDED

   The Exchange Agent is State Street Bank and Trust Company, whose mailing address, facsimile number and telephone number are as follows:

                         By Hand Delivery, Mail or Overnight Express
                            (insured or registered recommended):
                            State Street Bank and Trust Company
                               61 Broadway Concourse Level
                                New York, New York 10006
                          Attention: Corporate Trust Department



            By Facsimile:                                        By Telephone:
           (617) 664-5371                                        (617) 664-5344



                       DESCRIPTION OF SECURITIES TENDERED

Name and address of registered                                                                                 Principal
holder as it appears on the                                    Certificate numbers(s)                          Amount of
privately placed 10 1/2% Senior Subordinated Notes              of Old Notes                                   Old Notes
Due 2006                                                        transmitted                                    transmitted
("Old Notes")


___________________________________________________             ____________________________________           ________________
___________________________________________________             ____________________________________           ________________
___________________________________________________             ____________________________________           ________________
___________________________________________________             ____________________________________           ________________
___________________________________________________             ____________________________________           ________________



                  NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                         ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Astor Corporation, a Delaware corporation, with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated ___________, 1996 included therein (the "Prospectus"), receipt of each of which is hereby acknowledged.

                           DESCRIPTION OF SECURITIES TENDERED


Name and address of registered holder as
it appears on the Old Notes                              Certificate number(s) of Old Notes             Principal Amount of
                                                         transmitted                                    Old Notes transmitted
________________________________________                  ___________________________________           _____________________
________________________________________                  ___________________________________           _____________________
________________________________________                  ___________________________________           _____________________
________________________________________                  ___________________________________           _____________________
________________________________________                  ___________________________________           _____________________



                  THE FOLLOWING GUARANTEE MUST BE COMPLETED

                                  GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc, or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc., hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the Old Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
               ------------------       ------------------------------------
                                              (Authorized Signature)

Address:                                Title:
         ------------------------              -----------------------------


---------------------------------
                      (Zip Code)       Name:
                                             -------------------------------
                                                   (Please type or print)

Area Code and Telephone Number:        Date:
                                             -------------------------------

---------------------------------

     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                          NOTICE OF GUARANTEED DELIVERY

                                      FOR
                           OFFER FOR ALL OUTSTANDING
             PRIVATELY PLACED 10 1/2% SENIOR SUBORDINATED NOTES DUE 2006
                                 IN EXCHANGE FOR
                 10 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2006

                                       OF

                               ASTOR CORPORATION

     Registered holders of privately placed 10 1/2% Senior Subordinated Notes Due 2006 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 10 1/2% Series B Senior Subordinated Notes Due 2006 (the "Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal or any other documents required by the Letter of Transmittal to State Street Bank and Trust Company (the "Exchange Agent") prior to the Expiration Date, must use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "THE OFFER - Procedures for Tendering" in the Prospectus.

                      THE EXCHANGE AGENT FOR THE OFFER IS

                      STATE STREET BANK AND TRUST COMPANY

                  BY HAND DELIVERY, MAIL OR OVERNIGHT EXPRESS
                      (INSURED OR REGISTERED RECOMMENDED):
                      STATE STREET BANK AND TRUST COMPANY
                           61 BROADWAY CONCOURSE LEVEL
                            NEW YORK, NEW YORK 10006
                      ATTENTION: CORPORATE TRUST DEPARTMENT

           BY FACSIMILE:                               BY TELEPHONE:
          (617) 664-5371                              (617) 664-5344

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     1. The undersigned hereby agrees to exchange the aggregate principal amount of privately placed 10 1/2% Senior Subordinated Notes Due 2006 (the "Old Notes") for a like principal amount of 10 1/2% Series B Senior Subordinated Notes Due 2006 (the "Notes") of the Company, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Astor Corporation, a Delaware corporation, with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated ____________, 1996 included therein (the "Prospectus"), receipt of each of which is hereby acknowledged.

     2. The undersigned hereby acknowledges and agrees that the Notes will bear interest from and including October 8, 1996, the date of issuance of the Old Notes. Accordingly, the undersigned will forego accrued but unpaid interest on his, her or its Old Notes that are exchanged for Notes from and including October 8, 1996 but will receive such interest under the Notes.

     3. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Old Notes.

     4. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     5. The undersigned hereby represents and warrants that the undersigned is acquiring the Notes in the ordinary course of the business of the undersigned and that the undersigned is not engaged in, and does not intend to engage in, a distribution of the Notes.

     6. If the undersigned is a broker-dealer, (i) it hereby represents and warrants that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of the Notes received hereby. The acknowledgement contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

               SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

                          (SEE INSTRUCTION 1)

     To be completed ONLY IF the Notes are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

                                      Issue to:

                                      Name _____________________________________
                                                      (Please Print)

                                      Address __________________________________

                                              __________________________________

                                              __________________________________
                                                      (Include Zip Code)

                                      Mail to:

                                      Name _____________________________________
                                                      (Please Print)

                                      Address __________________________________

                                              __________________________________

                                              __________________________________
                                                      (Include Zip Code)

                                       SIGNATURE



                  ------------------------------------------------------
                               (Name of Registered Holder)




                  By:
                      --------------------------------------------------
                      Name:
                      Title:




                  Date:
                        ------------------------------------------------

(Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

                  Address:
                           ---------------------------------------------

                           ---------------------------------------------

                  Telephone No.
                                ----------------------------------------

Taxpayer Identification No.:
                             -------------------------------------------

Signature Guaranteed By:
                         -----------------------------------------------
                                    (See Instruction 1)

                   Title:
                          ----------------------------------------------

                   Name of Institution:
                                        --------------------------------

                   Address:
                            --------------------------------------------

                   Date:
                         -----------------------------------------------

                   PLEASE READ THE INSTRUCTIONS BELOW, WHICH
                   FORM A PART OF THIS LETTER OF TRANSMITTAL.

                               INSTRUCTIONS

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or (ii) the old Notes described above are tendered for the account of an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. This Old Notes, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF OLD NOTES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE RESPECTIVE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (WITH RETURN RECEIPT), PROPERLY INSURED, IS SUGGESTED.

     3. GUARANTEED DELIVERY PROCEDURES. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

          (a) The Tender is made through an Eligible Institution;

          (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the registered holder of the Old Notes, the certificate number or numbers of such Old Note(s) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) Such Properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     4. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders on the old Notes.

     If this Letter of Transmittal or any Old Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     5. EXCHANGE OF OLD NOTES ONLY. Only the above-described Old Notes may be exchanged for Notes pursuant to the Exchange Offer.

     6. MISCELLANEOUS. All question as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                     IMPORTANT TAX INFORMATION

     Under current Federal income tax law, an Old Noteholder whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to New Notes exchanged pursuant to the Offer may be subject to backup withholding.

     Certain Old Noteholders (including, among other, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to an Old Noteholder with respect to Old Notes exchanged pursuant to the Offer, each Old Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder is awaiting a TIN) and that (1) the Old Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Old Noteholder that he, she or it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Old Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

         PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY AS AGENT



----------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN                        Social Security Number
FORM W-9                     IN THE BOX AT RIGHT AND CERTIFY                                  or
                             BY SIGNING AND DATING BELOW                         Employer Identification Number:

                                                                                    -----------------------
----------------------------------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY   PART 2 -- Certification -- Under penalties of perjury, I certify that:
INTERNAL REVENUE SERVICE

                             (1) The number shown on this form is my correct Taxpayer Identification
                                 Number (or I am waiting for a number to be issued to me) and

PAYER'S REQUEST FOR          (2) I am not subject to backup withholding because: (a) I am  exempt from
TAXPAYER IDENTIFICATION          backup withholding, (b) I have not been notified by the Internal Revenue
NUMBER "TIN"                     Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                              Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

                              -----------------------------------------------------------------------------------
                                                                                                    PART 3
                              SIGNATURE: __________________________________ DATE: __________        Awaiting
                                                                                                    TIN  / /
----------------------------------------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT
       TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
       SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

------------------------------------------------------------------------------

              CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------  ----------------------------------------
           Signature                                    Date